Exhibit 99.1

The following is information contained in Peabody’s disclosure in connection with its offering of senior secured second lien notes.

Book Value of Principal Property and Stock Pledge

For purposes of calculating the Principal Property Cap, 15% of Specified Consolidated Net Tangible Assets was approximately $1.7 billion as of December 31, 2014. Additionally, as of December 31, 2014, the book value of Principal Property was approximately $3.0 billion, the book value of property that did not constitute Principal Property was approximately $2.7 billion, and the book value of 65% of the capital stock in our first-tier foreign subsidiaries and 65% of the capital stock in Peabody Investments (Gibraltar) Limited was approximately $3.6 billion.

The following are two slides containing information used in connection with Peabody’s offering of senior secured second lien notes.

Statement on
Forward-Looking Information
1
Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as
“anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target,” “likely,” “will,” “to be” or other similar words to identify forward-
looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of March 2, 2015.  These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: supply and demand for our coal products; price volatility and customer procurement practices, particularly in international seaborne products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables;
global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand and production; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-
shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining;
transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements for rail and port commitments for the delivery of coal; successful implementation of business strategies;
negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves;  adequate liquidity, and the cost, availability, access to capital and financial markets; ability to appropriately secure our obligations for land reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the company’s operations; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; terrorist attached or security threats, including cybersecurity threats; impacts of pandemic and illnesses; and other risks detailed in the company’s reports filed with the United States Securities and Exchange Commission (SEC).
Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense; income taxes; asset retirement obligation expenses;
depreciation, depletion, and amortization; asset impairment and mine closure costs; charges for the settlement of claims and litigation related to previously divested operations; and changes in deferred tax asset valuation allowance and amortization of basis difference related to equity affiliates.  Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States
GAAP.  Management uses Adjusted EBITDA as the primary metric to measure segment operating performance and also believes it is useful to investors in comparing the company’s current results with those of prior and future periods and in evaluating the company’s operating performance without regard to its capital structure or the cost basis of its assets.
Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations, net of tax, and the remeasurement of foreign income tax accounts on the company’s income tax provision. The company calculates income tax benefits related to asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits.  Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company’s current results with those of prior and future periods.  Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate.

Reconciliation of Non-GAAP Measures
This information is intended to be reviewed in conjunction with the company’s filings with the Securities and Exchange Commission.
2
(Dollars in millions, except per share data)
Low
(2)
High
(2)
2014
(1)
2013
(1)
Adjusted EBITDA
(3)
160 $        200 $        814.0 $     1,047.2 $
Depreciation, depletion and amortization 147 162 655.7 740.3
Asset retirement obligation expenses 13 15 81.0 66.5
Change in deferred tax asset valuation allowance related to equity affiliates - - 52.3 -
Amortization of basis difference related to equity affiliates - - 5.7 6.3
Interest income (2) (4) (15.4) (15.7)
Interest expense 107 105 428.2 425.2
Income tax provision (benefit), excluding tax items shown
separately below - 5 203.9 (279.9)
Adjusted (Loss) Income from Continuing Operations
(3)
(105) $       (83) $         (597.4) $    104.5 $
Asset impairment - - 154.4 528.3
Settlement charges related to the Patriot bankruptcy reorganization - - - 30.6
Tax benefit related to asset impairment - - - (112.8)
Tax benefit related to settlement charges related to the Patriot bankruptcy reorganization - - - (11.3)
Remeasurement expense (benefit) related to foreign income
tax accounts - - (2.7) (44.3)
Loss from continuing operations, net of income taxes (105) $       (83) $         (749.1) $    (286.0) $
Diluted EPS - Loss from continuing operations (0.39) $      (0.32) $      (2.83) $      (1.12) $
Asset impairment, net of income taxes - - 0.57 1.56
Settlement charges related to the Patriot bankruptcy
reorganization, net of income taxes - - - 0.07
Remeasurement expense (benefit) related to foreign income
tax accounts - - (0.01) (0.17)
Adjusted Diluted EPS
(3)
(0.39) $      (0.32) $      (2.27) $      0.34 $
(1)
Actual historical results.
(2)
Range of targeted projected results. Targets exclude the impact to interest expense of any potential charges associated with the cash tender offer for any and all of the company’s 7 3/8% notes due 2016.
(3) Non-GAAP financial measure defined on the previous slide.
Year Ended
Dec. 31,
Reconciliation of Non-GAAP Financial Measures (Unaudited)
Mar. 31, 2015
Quarter Ending